191 Peachtree Street Suite 3300 Atlanta, GA 30303

March 8, 2010

VIA EDGAR

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:           Post Effective Amendment No. 5 to the Registration Statement on Form N-1A filed December 9, 2009 for the WynnCorr Value Fund (the “Fund”), a series of the Starboard Investment Trust (File Nos. 333-159484 and 811-22298) (“Amendment”)

Ladies and Gentlemen:

On behalf of our client, Starboard Investment Trust (the “Trust”), below please find the Trust’s responses to the oral comments of Mr. Kevin Rupert, Examiner, Division of Investment Management, regarding the Amendment provided in a telephone conversation on February 4, 2010.  Per Mr. Rupert’s request, his comments and the Trust’s responses to the comments are provided below.   We have also enclosed herewith for filing, in electronic format, on behalf of the Trust, pursuant to:  (1) the Securities Act of 1933, as amended; (2) the Investment Company Act of 1940, as amended; and (3) Regulation S-T, Post-Effective Amendment No. 9 to the Registration Statement of the Trust (“PEA No. 9”).  PEA No. 9 incorporates the Trust’s responses to Mr. Rupert’s comments.

I.           General

1.           Comment: You noted that portions of the Amendment are incomplete and that the many exhibits have been omitted.

Response:  As of the date of the Amendment, the Trust had not yet held an organization board of trustees meeting for the Fund; however, the meeting has subsequently been held, and the missing or omitted portions of the Amendment are complete in the attached PEA No. 9.

2.           Comment:  You requested an update regarding the status of the registration of the Advisor with the SEC.

Response:  The Advisor is currently registered with the SEC.

II.           Prospectus

3.           Comment:  You requested that, in the section “The Fund – Principal Investment Strategy – Portfolio Turnover”, the Funds consider removing the last sentence regarding the investment of new inflows temporarily increasing the portfolio turnover of the Fund.

Response:  The Fund has removed the last sentence in the section “The Fund – Principal Investment Strategy – Portfolio Turnover” in the Prospectus.

4.           Comment: You requested that the Fund state in this response letter whether or not it will invest in “junk” bonds as a principal investment strategy and to provide an applicable risk disclosure if it will make such investments as a principal strategy.

Response: The Fund will not invest in “junk" bonds as principal investment strategy.

5.           Comment: You requested that, in the section “Fees and Expenses of the Fund”, the Fund replace the parenthetical in the headings of the fee table to reflect those required in the new Form N-1A that went into effect January 1, 2010.

Response:  The Fund has made the change requested to the fee table in the Prospectus.

6.           Comment: You requested that, in the section “Management of the Fund – Portfolio Managers”,  the Fund clarify what the portfolio managers have done since 2007.

Response:  The Fund has modified (in red) the section  “Management of the Fund – Portfolio Managers” in the Prospectus as follows:

“Portfolio Managers.  The Fund’s portfolio will be managed on a day-to-day basis by Jordan Song and Jing Tao.

Mr. Song is the Chief Investment Officer of the Advisor.  Prior to founding the Advisor in 2009, from 2006-2009, Mr. Song managed investments for separate accounts using a similar strategy as the Fund.  From 2004-2007, Mr. Song was a student at Purdue University.

Ms. Tao is the President of the Advisor.  Prior to founding the Advisor in 2009, from 2006-2009, Ms. Tao managed investments for separate accounts using a similar strategy as the Fund. From 2004-2007, Ms. Tao was a student at Purdue University.

The Fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.”

7.           Comment: You requested that, in the third paragraph of the section “Purchase and Redemption Price – Determining the Fund’s Net Asset Value”, the Fund add a statement to the effect that the Trustees are responsible for any fair valuing the Fund’s securities and monitors and evaluates the fair value policy regularly.

Response:  The Fund has modified (in red) the last sentence of the third paragraph of the section “Purchase and Redemption Price – Determining the Fund’s Net Asset Value” in the Prospectus as follows:

“The Trustees are responsible for the fair valuation of the Fund’s securities and regularly monitor and evaluate the Fund’s use of fair value pricing, and review the results of any fair valuation under the Fund’s policies.”

III.           Statement of Additional Information

8.           Comment:  You requested that, in the section “Other Investment Policies”, that the Fund add a new section that states that all applicable investments will comply with the SEC’s no-action letters and SEC Release 10666 regarding covering positions.

Response:  The Fund has added the following new section to the section “Other Investment Policies” in the Statement of Additional Information (“SAI”):

“Asset Coverage for Certain of the Fund’s Investments.  To the extent that the Fund invests in options, futures, other derivatives, or similar investments or engages in short sales, the Fund will comply with the applicable asset segregation requirements of no-action letters issued by the SEC and SEC Release 10666.”

9.           Comment: You requested that the Fund add a statement to fundamental restriction #10 of the section “Investment Limitations – Fundamental Restrictions” to clarify that the Fund will not concentrate its investments.

Response:  The Fund has modified (in red) fundamental restriction #10 in the section “Investment Limitations – Fundamental Restrictions” in the SAI to clarify that the Fund will not concentrate its investments:

“(10)           The Fund will not concentrate its investments. The Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to a maximum of 25% of the Fund’s total assets.

In submitting this correspondence, the Trust acknowledges that: (i) the Trust is responsible for the adequacy and accuracy of the disclosure in the filings; (ii) staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing; and (iii) the Trust may not assert staff comments as a defense in any proceeding initiated by the Commission or any persona under the federal securities laws of the United States.

Please contact Tanya L. Goins at (404) 529-8308 with any questions or comments regarding this filing.

Sincerely,

/s/ Tanya L. Goins

Tanya L. Goins